Exhibit 10.8

Comp Services, Inc.

Private Placement Memorandum

Confidential

414 S. Almansor St.
Alhambra, CA 91801
www.ComputerBuyout.com
626-975-0027

No._________	Name of Offeree __________________

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
________________________________________

COMP SERVICES, INC.
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Maximum of 1,000,000 Shares of Common Stock
Offering Price: $0.05 per Share
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Comp Services, Inc., also known as “Comp Services”, “we” or “us,” is offering for sale to persons who qualify as accredited investors and to a limited number of sophisticated investors, on a best efforts basis 1,000,000 shares or our common stock aggregating $50,000.00 at $0.05 per share (the “Common Shares”). The Common Shares will be offered through our officers and directors on a best-efforts basis as set forth above. The minimum investment is $500, however, we may, in our sole discretion, accept subscriptions for lesser amounts.  Therefore, funds received from all subscribers will be released to us upon acceptance of the subscriptions by us.
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The securities offered hereby are speculative, involve a high degree of risk and should not be purchased by anyone who cannot afford the loss of their entire investment. Prospective investors should consider carefully the information set forth under “risk factors” before purchasing such securities.

This memorandum contains forward-looking statements that involve risks and uncertainties. Our actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause differences include, but are not limited to, those discussed in “risk factors.”

	Price to Investors	Commission (1)	Proceeds to Company (2)
Per Share	$0.05	$0	$0.05
Maximum Offering – 1,000,000 shares	$50,000	$0	$50,000

(1)	The common shares are being offered on our behalf by our directors and officers who will not be compensated for doing so.
(2)
Before deducting non-commission expenses payable by us in connection with this offering, including, but not limited to blue sky filing fees, legal fees, and other related expenses of the offering estimated to be approximately $10,000.

(3)
This offering will expire on the earlier to occur of (i) February 1, 2012; or (ii) the sale of all of the common shares, unless extended by us for up to an additional 90 day period, in our sole discretion. The expiration shall be known as the termination date.

The recipient of this document, prior to delivery, has agreed, and recipient's acceptance constitutes recipient's further agreement, that recipient will hold the information enclosed in this document and the transactions described in this document confidential and will not release or reproduce this document or discuss the information contained in it or use this document for any purpose other than evaluating a potential investment in our securities, without our prior express written permission.

Our common stock has not been registered under the Securities Act of 1933, as amended, also known as the “Securities Act,” or the securities laws of any state and are offered and sold in reliance upon exemptions from the registration requirements of the Securities Act and such state securities laws.  The common stock has not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering or the accuracy or adequacy of the information set forth in this memorandum.  Any representation to the contrary is unlawful.  The common stock may not be sold or transferred without compliance with the registration or qualification provisions of applicable federal and state securities laws or an opinion of counsel, satisfactory to us, that an exemption from such registration or qualification requirements is available.

The minimum subscription is for $500, although we reserve the right to accept subscriptions for less than $500. The subscription price is payable upon submission to us of a fully completed and executed Subscription Agreement and Confidential Prospective Purchaser Questionnaire. The offering period will terminate upon the earlier to occur of (i) February 1, 2012 or (ii) the date the maximum offering is sold; provided, however, that such offering period may be extended for up to an additional 90 day period in our sole discretion without notice to any subscriber.

To the Prospective Purchasers

THIS MEMORANDUM SHOULD NOT BE CONSIDERED LEGAL OR INVESTMENT ADVICE AND EACH INVESTOR SHOULD CONSULT WITH HIS OWN COUNSEL, ACCOUNTANT OR OTHER INVESTMENT ADVISOR WITH RESPECT TO THE CONSEQUENCES OF AN INVESTMENT. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM.  INFORMATION OR REPRESENTATIONS NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER US OR ANY OF OUR REPRESENTATIVES OR AGENTS.

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF PROSPECTIVE INVESTORS INTERESTED IN THE POSSIBLE PLACEMENT OF THE SECURITIES AND CONSTITUTES AN OFFER ONLY TO AN OFFEREE TO WHOM WE HAVE DELIVERED THIS MEMORANDUM, AND ONLY TO SUCH OFFEREE. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR THE DISCLOSURE OF ANY OF ITS CONTENTS, IS PROHIBITED WITHOUT OUR PRIOR WRITTEN CONSENT. EACH OFFEREE, BY ACCEPTING DELIVERY OF THIS MEMORANDUM, AGREES TO RETURN IT AND ALL RELATED EXHIBITS AND OTHER DOCUMENTS TO US IF THE OFFEREE DOES NOT INTEND TO SUBSCRIBE FOR THE SECURITIES, THE OFFEREE'S SUBSCRIPTION IS NOT ACCEPTED, OR THE OFFERING IS TERMINATED.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC RISK FOR AN INDEFINITE PERIOD OF TIME AND WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. FURTHERMORE, INVESTORS PURCHASING THE UNITS IN THIS OFFERING MUST UNDERSTAND THAT SUCH INVESTMENT IS ILLIQUID AND IS EXPECTED TO CONTINUE TO BE ILLIQUID FOR AN INDEFINITE PERIOD OF TIME. SEE “RISK FACTORS.”

THERE IS NO PUBLIC MARKET FOR THE COMMON SHARES, THE WARRANTS AND THE COMMON SHARES UNDERLYING THE WARRANTS.  OUR COMMON SHARES HAVE NOT BEEN LISTED FOR TRADING ON THE OVER THE COUNTER BULLETIN BOARD (“OTC BULLETIN BOARD”) OR ON ANY NATIONAL STOCK EXCHANGE.  ACCORDINGLY, THERE IS NO PUBLIC MARKET FOR THE COMMON SHARES, THE WARRANTS, OR THE COMMON SHARES UNDERLYING THE WARRANTS.  FURTHERMORE, THE TRANSFER OF THE SECURITIES MAY BE LIMITED BY FEDERAL OR STATE SECURITIES LAWS.  THE OFFERING PRICE OF THE UNITS BEARS NO RELATIONSHIP WHATSOEVER TO THE ASSETS, BOOK VALUE OR EARNINGS OF THE COMPANY, OR TO ANY OTHER RECOGNIZED CRITERIA OF VALUE.

THE SECURITIES ARE NOT TRANSFERABLE WITHOUT THE SATISFACTION OF CERTAIN CONDITIONS, INCLUDING REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS. PROSPECTIVE INVESTORS SHOULD ASSUME THAT THEY WILL HAVE TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.  NO ONE SHOULD INVEST IN THE SECURITIES WHO CANNOT AFFORD TO LOSE HIS ENTIRE INVESTMENT.

EACH PROSPECTIVE INVESTOR AND HIS ADVISOR MAY, DURING NORMAL BUSINESS HOURS, ASK US QUESTIONS WITH RESPECT TO TERMS AND CONDITIONS OF THE OFFERING AND REQUEST ADDITIONAL INFORMATION RELATING TO THIS MEMORANDUM.  WE WILL SEEK TO PROVIDE ANSWERS AND SUCH INFORMATION TO THE EXTENT POSSESSED BY US OR OBTAINABLE WITHOUT UNREASONABLE EFFORT OR EXPENSE.  OFFEREES MAY BE REQUIRED TO EXECUTE NON-DISCLOSURE AGREEMENTS AS A PREREQUISITE TO REVIEWING DOCUMENTS DETERMINED BY US TO CONTAIN PROPRIETARY, CONFIDENTIAL OR OTHERWISE SENSITIVE INFORMATION.

THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE BASED ON INFORMATION PROVIDED BY US AND BELIEVED TO BE RELIABLE.  NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALES MADE SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE MATTERS DISCUSSED HEREIN SINCE THE DATE OF THIS MEMORANDUM.  HOWEVER, IN THE EVENT OF ANY MATERIAL CHANGES DURING THE OFFERING PERIOD, THIS MEMORANDUM WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.  THIS MEMORANDUM CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF DOCUMENTS RELATING TO US, AS WELL AS SUMMARIES OF VARIOUS PROVISIONS OF RELEVANT STATUTES AND REGULATIONS. SUCH SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, STATUTES AND REGULATIONS.

THE OFFERING PRICE OF OUR SECURITIES HAS BEEN DETERMINED ARBITRARILY.  THE PRICE OF THE SECURITIES BEARS NO RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF ZORRO FINANCIAL, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY.  THERE IS NO ACTIVE TRADING MARKET IN THE COMPANY’S SECURITIES AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED.  SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES.

THESE SECURITIES ARE BEING OFFERED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS, INCLUDING BUT NOT LIMITED TO THE REQUIREMENTS THAT THE SECURITIES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THIS MEMORANDUM SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM IT IS DELIVERED.  ANY DISTRIBUTION OF THIS MEMORANDUM OR ANY PART OF IT OR DIVULGENCE OF ANY OF ITS CONTENTS SHALL BE UNAUTHORIZED.

THIS MEMORANDUM CONSTITUTES AN OFFER ONLY IF A NAME APPEARS ON THE APPROPRIATE SPACE ON THE FRONT COVER.  WE HAVE THE RIGHT TO REJECT SUBSCRIPTIONS IN WHOLE OR IN PART.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR OTHER SOLICITATION.

NASAA Uniform Legend

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF US AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF ALL STATES:

THE UNITS CONSISTING OF COMMON SHARES AND WARRANTS AND THE UNDERLYING COMMON SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS.  THE UNITS CONSISTING OF COMMON SHARES AND WARRANTS AND THE UNDERLYING COMMON SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  OFFEREES SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.  THESE SECURITIES MAY BE SOLD ONLY TO ACCREDITED INVESTORS.

FOR ALASKA RESIDENTS: THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE ADMINISTRATOR OF SECURITIES OF THE STATE OF ALASKA UNDER THE PROVISIONS OF 3 MC 08.500-3 MC 08.506. THE INVESTOR IS ADVISED THAT THE ADMINISTRATOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE ADMINISTRATOR. THE FACT OF REGISTRATION DOES NOT MEAN THAT THE ADMINISTRATOR HAS PASSED IN ANY WAY UPON THE MERITS, RECOMMENDED, OR APPROVED THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A VIOLATION OF A.S. 45.55.170.

THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

FOR CALIFORNIA RESIDENTS: THE SALE OF THE UNITS AND THE UNDERLYING COMMON SHARES, WARRANTS AND SECURITIES OFFERED HEREBY HAVE NOT BEEN QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS, AND THE ISSUANCE OF SUCH SECURITIES OR PAYMENT OR RECEIPT OF ANY CONSIDERATION THEREOF IS UNLAWFUL UNLESS AN EXEMPTION FROM QUALIFICATION IS PERFECTED.

FOR COLORADO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1983, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE REGISTERED OR ANY EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR CONNECTICUT RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR DELAWARE RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 7309(B)(9) OF THE DELAWARE SECURITIES ACT AND RULE 9(B)(9)(II) THEREUNDER. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

NOTICE TO FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASONS OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SHARES REFERRED TO IN THIS SUBSCRIPTION AGREEMENT WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(12) OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASE TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

NOTICE TO GEORGIA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 10-5-5 OF THE GEORGIA SECURITIES ACT OF 1973 (THE "ACT") AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION THEREFROM. THESE SECURITIES CANNOT BE SOLD TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 20% OF THE INVESTOR'S NET WORTH.

NOTICE TO HAWAII RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE HAWAII UNIFORM SECURITIES ACT (MODIFIED), BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR IDAHO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IDAHO SECURITIES ACT (THE "ACT") AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF IDAHO ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR'S NET WORTH.

FOR ILLINOIS RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR INDIANA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 3 OF THE INDIANA BLUE SKY LAW AND ARE OFFERED PURSUANT TO AN EXEMPTION UNDER SECTION 23-2-1-2(B) (10) THEREOF AND MAY BE TRANSFERRED OR RESOLD ONLY IF REGISTERED PURSUANT TO THE CODE OR IF EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR IOWA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IOWA UNIFORM SECURITIES ACT (THE "ACT") AND ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 502.203(9) OF THE ACT. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR MAINE RESIDENTS: THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE SECURITIES ADMINISTRATOR OF THE STATE OF MAINE UNDER SECTION 10502(2) @ TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

NOTICE TO MASSACHUSETTS RESIDENTS:  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING.  THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS IS SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

FOR MICHIGAN RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 451.701 OF THE MICHIGAN UNIFORM SECURITIES ACT (THE "ACT") AND MAY BE TRANSFERRED OR RESOLD BY RESIDENTS OF MICHIGAN ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE

FOR MISSISSIPPI RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE MISSISSIPPI SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE MISSISSIPPI SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECRETARY OF STATE NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NOR HAS APPROVED OR DISAPPROVED THE OFFERING. THE SECRETARY OF STATE DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

THERE IS NO ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THESE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND IS NOT AN INDICATION OF THE ACTUAL VALUE OF THESE SECURITIES.

THE PURCHASER OF THESE SECURITIES MUST MEET CERTAIN SUITABILITY STANDARDS (SEE "SUITABILITY STANDARDS"), AND MUST BE ABLE TO BEAR AN ENTIRE LOSS OF HIS INVESTMENT. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE (1) YEAR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MISSISSIPPI SECURITIES ACT OR IN A TRANSACTION IN COMPLIANCE WITH THE MISSISSIPPI SECURITIES ACT.

NOTICE TO NEW JERSEY RESIDENTS: THESE SECURITIES ARE OFFERED IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE NEW JERSEY UNIFORM SECURITIES LAW.  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID LAW AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFER OR RESOLD WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SAID LAW OR AN EXEMPTION THEREFROM.  THE BUREAU OF SECURITIES OF NEW JERSEY HAS NOT PASSED UPON THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM AND DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE SECURITIES.

FOR NEW MEXICO RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES DIVISION OF THE NEW MEXICO DEPARTMENT OF BANKING NOR HAS THE SECURITIES DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR NEW YORK RESIDENTS: THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE.  THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE TO OHIO RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE OHIO SECURITIES ACT (THE “OHIO ACT”), AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED BY THE INVESTOR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE OHIO ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE OHIO ACT.

FOR PENNSYLVANIA RESIDENTS: THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER SECTION 201 OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "ACT") AND MAY BE RESOLD BY RESIDENTS OF PENNSYLVANIA ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE NET WORTH OF ALL PENNSYLVANIA NON ACCREDITED PURCHASERS MUST EXCEED FIVE TIMES THEIR INVESTMENT EXCLUSIVE OF HOME, FURNISHINGS, AUTOMOBILES AND PROPOSED INVESTMENT.

EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(D), (F), (P) OR (R), DIRECTLY FROM AN ISSUER OR AFFILIATE OF AN ISSUER SHALL HAVE THE RIGHT TO WITHDRAW HIS OR HER ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS OR HER WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

FOR SOUTH DAKOTA RESIDENTS: THE SHARES REPRESENTED BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER CHAPTER 47-31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM, OR OPERATION OF LAW.

NOTICE TO TENNESSEE RESIDENTS: IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSIONS OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE TENNESSEE SECURITIES ACT OF 1993, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR TEXAS RESIDENTS: THE SHARES OFFERED HEREBY ARE BEING OFFERED AND SOLD IN TEXAS IN RELIANCE UPON THE EXEMPTION UNDER SECTION 5.1 OF THE TEXAS SECURITIES ACT AND REGULATION #109.13 OF THE TEXAS SECURITIES BOARD ISSUED UNDER THE TEXAS SECURITIES ACT. TEXAS INVESTORS ARE SUBJECT TO THE ADDITIONAL SUITABILITY REQUIREMENT IMPOSED BY THE REGULATIONS OF THE TEXAS SECURITIES BOARD; THE TOTAL COST OF THE PROPOSED INVESTMENT SHALL NOT EXCEED 20% OF THE INVESTOR'S NET WORTH (OR JOINT NET WORTH WITH THE INVESTOR'S SPOUSE) AT THE TIME OF SALE.

A PURCHASER OF THE SHARES OFFERED HEREBY MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER APPLICABLE SECURITIES LAWS AND THEREFORE CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

FOR VIRGINIA RESIDENTS: THE VIRGINIA STATE CORPORATION COMMISSION DOES NOT PASS UPON THE ADEQUACY OR ACCURACY OF THIS DISCLOSURE DOCUMENT NOR UPON THE MERITS OF THE OFFERING AND THE COMMISSSION EXPRESSES NO OPINION AS TO THE QUALITY OF THESE SHARES.

FOR WYOMING RESIDENTS: THESE SERCURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE WYOMING UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION IS AVAILABLE.

FOREIGN INVESTOR LEGEND

FOR FOREIGN INVESTORS: IT IS THE RESPONSIBILITY OF EACH PERSON PURCHASING THE SECURITIES OFFERED HEREBY TO FULLY OBSERVE THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES OF AMERICA IN CONNECTION WITH ANY SUCH PURCHASE.

We encourage all potential investors to review carefully the attached exhibits and this memorandum.

LIST OF EXHIBITS

SUBSCRIPTION BOOKLET

Exhibit A                      Subscription Agreement

Exhibit B                      Investor Questionnaire

SUMMARY

This memorandum contains forward-looking statements that involve risks and uncertainties. Our actual results may differ significantly from the results discussed in such forward-looking statements.  Factors that might cause differences include, but are not limited to, those discussed in “Risk Factors.”

Comp Services, Inc.

Comp Services, Inc. (“we,” the “Company” or “Comp Services”), a hardware/software related online directory which links hundreds of advertisers who provide various computer products, is incorporated in the State of Nevada and operates in Alhambra, California. It was founded by Mr. Gabriel Mendez who is now the Chief Executive Officer.

The company owns ComputerBuyout.com, an online site  featuring hundreds of high quality computer, electronics, and software products.  The company generates revenue as a percentage of each sales made through its affiliate accounts.

Comp Services links hundreds of advertisers who provide various computer products. This online portal gains commission on everything sold based on their website. A built in tracking system cohesively tracks all clicks, and sales generated by affiliates of Comp Services. Advertisers are responsible for any logistics from customer service, to delivery of the product.

THE OFFERING

Securities Offered	We are offering a maximum of 1,000,000 Common Shares.

Purchase Price	$0.05 per Common Share.

Minimum Investment	$500, although we may, in our sole discretion, permit sales of less than $500.

Offering Period	The offering period will terminate on the earlier of the sale of the maximum of 1,000,000 Common Shares or February 1, 2012. We have the option to extend the offering for a maximum of 90 days.

Plan of Distribution	We, through our officers and directors, will offer on a best-efforts basis a maximum of 1,000,000 Common Shares.

Investor Suitability	This offering will only be made to persons who qualify as “accredited investors," as that term is defined under the Securities Act and a limited number of sophisticated investors who meet certain suitability standards described in this document, and persons who are not “US persons” as defined in Regulation S under the Securities Act. The securities under this Offering are being sold pursuant to certain exemptions from registration under the Securities Act including the exemptions afforded by Regulation D and Regulation S promulgated under the Securities Act and the resale of the securities will be limited by the terms of such laws and regulations.

Use of Proceeds	The net proceeds from the offering will be used by us for the development of the U.S. market, improving existing networks, and other expenses related to the Company being publicly traded.

Restriction on Resale	None of the Common Shares offered have been registered under the Securities Act and the certificates representing our Common Shares will contain a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of the Common Shares unless and until such Common Shares are registered under the Securities Act or an opinion of counsel reasonably satisfactory to us is received that registration is not required under the Securities Act.

Available Documents	Any documents or information concerning us which a prospective purchaser reasonably requests to inspect or have disclosed to him or her will be made available or disclosed, subject in appropriate circumstances to receipt by us of reasonable assurances that such documents or information will be maintained in confidence.

Subscription Documents	The purchase of the Common Shares shall be made pursuant to the Confidential Prospective Purchaser Questionnaire (attached hereto as Exhibit A) and the Subscription Agreement (attached hereto as Exhibit B), which will contain, among other things, customary representations and warranties and investment representations by the purchasers.

Expenses	All prospective purchasers of the common shares will be responsible for their own costs, fees and expenses, including the costs, fees and expenses of their legal counsel and other advisors.

Dividends	We have not paid any dividends to date on the Common Shares.

RISK FACTORS

The Common Shares offered are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. Accordingly, prospective investors should carefully consider, along with other matters referred to herein, the following risk factors in evaluating our business before purchasing any common shares.  This Memorandum contains forward-looking statements which involve risks and uncertainties.  Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Memorandum.

We Have A Limited Operating History In Which To Evaluate Our Business.

We are a start-up company with limited revenue to date and have a limited operating history upon which an evaluation of our future success or failure can be made.

If We Do Not Raise Enough Money, We Will Have To Delay Our Expansion Plans Or Cease Business.

Once the shares offered totaling 1,000,000 or $50,000, are sold, there will be no refunds on the sale of our Common Shares. Even if we raise the maximum amount of this offering, we may not have enough funds to successfully undertake our business plan.

There Is No Public Trading Market For Our Common Stock And You May Not Be Able To Resell Your Shares of Our Common Stock.

There is currently no public trading market for our common stock. Therefore, there is no central place, such as a stock exchange or electronic trading system, to resell your common shares. If you do want to resell your common shares, you may have to locate a buyer and negotiate your own sale.

Our Future Success Is Dependent, In Part, On the Performance and Continued Service Of Mr. Gabriel Mendez, Our Founder and Chief Executive Officer.

We are presently dependent to a great extent upon the experience, abilities and continued services of Mr. Gabriel Mendez, our founder and chief executive officer.  The loss of his services could have a material adverse effect on our business, financial condition or results of operation.

The Shares Sold In This Offering Have Not Been Registered Under The Securities Act, And Therefore The Shareholders Must Be Prepared To Hold Such Shares For An Indefinite Period Of Time.

Our common shares offered are "restricted securities" as defined under the Securities Act. The resale of such securities may not be made without registration under the Securities Act and state securities laws or the existence of an exemption from such registration requirements.

We Have No Plans To Pay Dividends.

To date, we have paid no cash dividends on our common shares.  For the foreseeable future, earnings generated from our operations will be retained for use in our business and not to pay dividends.

FORWARD LOOKING STATEMENTS AND ASSOCIATED RISKS

This memorandum contains certain forward-looking statements, including among others (i) anticipated trends in our financial condition and results of operations, and (ii) our business strategy for managing and expanding our operations. These forward-looking statements are based largely on our current expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward-looking statements.  In addition to other risks described elsewhere in the Risk Factors discussion, important factors to consider in evaluating such forward-looking statements include (i) changes in external competitive market factors or in our internal budgeting process which might impact trends in our results of operations; (ii) unanticipated working capital or other cash requirements; (iii) changes in our business strategy or an inability to execute our strategy due to unanticipated changes in the industries in which we operate; and (iv) various competitive factors that may prevent us from competing successfully in the marketplace.  In light of these risks and uncertainties, many of which are described in greater detail elsewhere in the “Risk Factors” discussion, there can be no assurance that the events predicted in forward-looking statements contained in this memorandum will, in fact, transpire.  Prospective investors should have this Disclosure Statement reviewed by their personal investment advisors, legal counsel and/or accountants to properly evaluate the risks and contingencies of this offering.

USE OF PROCEEDS

The net proceeds to the Company after deducting offering expenses of up to $10,000 will be $40,000 if all of the Common Shares are sold. The first $10,000 raised will be used for offering expenses. We will use the net proceeds as follows:

$50,000 Offering

	Dollar Amount	Percentage of Net Proceeds
Net Proceeds	$0,000	100.0%
Application of Proceeds:
Marketing	$10,000	25%
Working Capital	$30,000	75%

DIVIDENDS

To date, we have paid no dividends on our common shares and have no present intention of paying any dividends on our common shares in the foreseeable future. The payment by us of dividends on the common shares in the future, if any, rests solely within the discretion of our board of directors and will depend upon, among other things, our earnings, capital requirements and financial condition, as well as other factors deemed relevant by our board of directors. Although dividends are not limited currently by any agreements, it is anticipated that future agreements, if any, with institutional lenders or others may limit our ability to pay dividends on our common shares.

BUSINESS

General

Comp Services Inc. was formed in the State of Nevada by Mr. Gabriel Mendez, the current CEO of the Company. As of the date of this Private Placement Memorandum, we have 3,000,000 shares of common stock issued outstanding, all of which are owned by Mr. Mendez.

The Company owns ComputerBuyout.com, an online site featuring hundreds of high quality computer, electronics, and software products.  The company generates revenue as a percentage of each sales made through its affiliate accounts.

Objectives

There are 3 main objectives to this business plan:

(1)	To become a competitor in the computer hardware and software online market;
(2)	To sell, on average, 1 item from each of our affiliate sites per day, which will average 30 sales per day;
(3)	To attract and partner with additional affiliate partners so as to reach our full capacity by the end of 2011 fiscal year.

Products and Services

Comp Service, Inc.'s offers an extensive range of products as outlined in the detailed sections below. It is ultimately the goal of the company to offer a one-stop portal to reach diverse computer hardware and software product websites. ComputerBuyout.com will offer a network of alternate computer products for customers via worldwide-web.

The following are some categories of products the Company intends to market:

•	Desktops: a wide variety of PC's and Apple products, including monitors, keyboards, mice, & speakers.

•	Notebooks: ranging from 10" to 17" with Microsoft Windows or Mac operating systems.

•	Netbooks: These products are currently top selling, extremely light, portable, and user friendly, with fair prices and thousands to choose from.

•	Handhelds & PDA's: products in this category range from cellphones to portable GPS navigation systems.

•	Computer Add-Ons: containing accessory items which need to be installed or plug-n-play products. Some examples of these products are: wireless network cards, webcams, game controllers, and USB drives.

•
Software: includes anything from Operating Systems to Virus protection software. This industry is highly competitive with suppliers having a great deal of power in setting and negotiating the prices of their products and services; however, by having such affiliate partners with the lowest costs on the market, the website will maintain a fair amount of traffic. This is the only way to have an advantage in this industry, with low cost applied aggressively with marketing strategies to gain strong business-to-customer ties.

Market Opportunity

Because Comp Services, Inc. is an online based business, there is a wide range of target markets for our products. We target on-line shoppers. Nearly 114,825,428 households reside in the United States area, and 80% of all households obtain or own their own computer. Computers and Handhelds are currently one of the fastest growing products, and because of the new era of the internet, people have begun to shop online for cheaper pricing.

By linking with other affiliate companies our sales will grow the more we advertise. Some advertising companies pay as much as 25% commission on each product. By combining 30 sub-domain directories, monthly advertisers, and Google AdSense; www.ComputerBuyout.com will be a leading company in directing clients to their products.

Marketing Strategy

We plan to advertise on search engines and various websites with the intention of directing on-line traffic to the ComputerBuyout.com site. Once at our site, customers can make purchases from any of our affiliate partners including: Amazon Associates Program, Google AdSense Publish Program, Commission Junction Roxio, Commission Junction AVG, Commission Junction Corel Draw, Commission Junction Compuvest, Commission Junction Web Watcher, and Smooth Antivirus. We will earn a commission on any sales by our affiliates through the ComputerBuyout.com site. These commission and associates programs will allow www.ComputerBuyout.com to earn up to 25% commission on certain computer products and software.

Web Plan Summary

www.ComputerBuyout.com will be the main web portal for our company. The website is already designed and created to link all our clients to the correct affiliate companies and their products.

Employees

The Company currently has one 1 part-time employee.

Legal Proceedings

Currently there is no legal action pending against us nor, to our knowledge, any such proceeding contemplated.

MANAGEMENT

Directors and Executive Officers

The company is owned by Gabriel Mendez, Mr. Mendez is CEO and obtains 80% of shares of Comp Services, Inc.

Family Relationships

There is no family relationship exists between any director, executive officer of the company, or any person contemplated to become such.

Business Experience

Mr. Mendez's educational and work experience consists of consulting for Focus Micro, a company involved in high-end security CCTV systems and installation. Managing of a 7-Eleven franchises where his duties consisted of accounting, maintaining inventory, managing employees, and daily operations. Gabriel started his educated at Pasadena City College where he studied Technical Theatre. In 2006, he graduated from the Academy of Art University, San Francisco with Fundamentals of Motion Picture and Television.

Employment Agreement

Our sole officer and director presently does not have an employment agreement with us.

Director Compensation

Our directors will not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Option Plan

There is no stock option plan or common shares set aside for any stock option plan.

Certain Relationships and Related Transactions

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the board of directors for our consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information concerning stock ownership of all persons known by us to own beneficially five percent or more of the outstanding Common Stock, each director and certain executive officers and directors as a group, and as adjusted to reflect the sale of the total amount of Shares offered hereby.

Name of Beneficial Owner	Number of Common Shares Owned	Percent of Class Before Offering	Percent of Class After Offering (1)

Gabriel Mendez	3,000,000	100%	60.0%

(1) - Upon the completion of this offering, 5,000,000 shares of common stock will be issued and outstanding, assuming sale of all of the common shares.

Each outstanding share of Common Stock is entitled to one vote, either in person or by proxy, on all matters that may be voted on by the owners thereof at the shareholder meetings of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or
(D)
Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

PLAN OF DISTRIBUTION

Through our officers and directors, we are offering for sale 1,000,000 shares of our common stock, at $0.05 per share of common stock on a best-efforts basis. The Shares are being offered to accredited, a limited number of sophisticated investors.  Subscriptions are payable by wire transfer or by check subject to collection.  The offering price is $0.05 per common share.  The minimum investment is $500, however, we may, in our sole mutual discretion, accept subscriptions for lesser amounts.  We shall be responsible for paying the legal fees and expenses incurred in connection with the registration of the common shares being sold in this offering under the state blue sky laws of the various states in which the Common Shares are sold, which fees are not expected to exceed $10,000.

We reserve the right to reject any subscription from a subscriber that we believe, in our sole discretion, does not meet the suitability standards for this offering.  In such an event, any funds received from such subscriber will be promptly returned without interest or deduction.

Prior to the closing, a Confidential Prospective Purchaser Questionnaire (annexed hereto as Exhibit B) and a Subscription Agreement (annexed hereto as Exhibit C) must be completed and executed by each investor and delivered to us along with funds in the amount of the purchase price of the common shares being purchased.

We may, at our sole discretion, reject any potential investor’s Subscription Agreement in whole or in part, however, Subscription Agreements from any potential investor may only be accepted if such investor meets the minimum suitability standards for an investment in this offering. We are under no obligation to accept a potential investor’s Subscription Agreement and we have the discretion to accept Subscription Agreements to subscribe for any amount up to and including the amount of the entire offering. Our executive officers, controlling persons and affiliates may purchase our common shares in the offering in any amount.

DESCRIPTION OF SECURITIES

Common Stock

All Common Shares offered, when issued, will be fully paid and non-assessable, with no personal liability attaching to the ownership.  The holders of Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding common shares can elect all of the directors.

Dividend Policy

It is unlikely that we will declare or pay cash dividends in the foreseeable future. We intend to retain earnings, if any, to expand our operations.

LIMITATIONS ON TRANSFER OF SHARES

The shares offered hereby have not been registered with the Commission pursuant to the Securities Act; however, they are deemed to be exempt from such registration pursuant to Regulation D Rule 506 of the Securities Act or if sold to a “non US” person, Regulation S of the Securities Act.  Even so, the shares are subject to a restriction on re-sale and will be marked as such on the face of the certificate.  In addition, there are limits on the resale of the shares by virtue of their corporate issuance.  Accordingly, an investment in the shares offered herein should be considered highly illiquid.

INVESTOR QUALIFICATIONS

Prospective investors should consider carefully each of the risks associated with this offering, particularly those described in “Risk Factors.”  In view of these risks, including the lack of an available trading market for the securities, and the consequent long-term nature of any investment in us, this offering is available only to investors who have substantial net worth and no need for liquidity in their investments.  The shares will be offered for sale only to accredited investors and a limited number of sophisticated investors, who, in conjunction with such sale, will represent in the Subscription Agreement that, among other things, the share(s) purchased are being acquired by each investor for his own account, for investment purposes and not with a view to resell or distribute those shares.

We, in reliance upon the criteria set forth in Rule 501(a) promulgated under the Securities Act, have established investor suitability standards for investors in the securities. Common shares will be sold only to an investor who:

(a)	represents that such investor is acquiring the common shares for such investor’s own account, for investment only not with a view to the resale or distribution thereof;

(b)	acknowledges that the right to transfer the common shares will be restricted by the Securities Act, applicable state securities laws and certain contractual restrictions, and that the investor’s ability to do so will be restricted by the absence of a market for the common shares; and

(c)	represents that such investor qualifies as one or more of the following:

(1)	Any natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $250,000;

(2)	Any natural person who had an individual income in excess of $250,000 in each of the two most recent years, or (except for residents of the State of New Jersey) joint income with that person's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

(3)
Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Harrison Act of 1940 (the "Investment Company Act") or a business development Harrison as defined in Section 2(a)(48) of the Investment Company Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(4)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(5)
Any organization (described in Section 501(c)(3) of the Internal Revenue Code), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(6)	Any director, or executive officer of Comp Services;

(7)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the company reasonably believes immediately prior to making any sale that such purchaser comes within this description; or

(8)	Any entity in which all of the equity owners are accredited investors.

If such person is not an Accredited Investor, that such person must be a sophisticated investor who:

(a)	represents that such investor is acquiring the Securities for such investor’s own account, for investment only not with a view to the resale or distribution thereof;

(b)
acknowledges that the right to transfer the Securities will be restricted by the Securities Act, applicable state securities laws and certain contractual restrictions, and that the investor’s ability to do so will be restricted by the absence of a market for the Securities; and

(c)	represents that such investor qualifies as one or more of the following:

(1)	has an investment of $250,000 or more in shares;

(2)	has personal income before taxes for his or her last fiscal year or latest 12-month period of at least $300,000;

(3)
is capable of bearing the economic risk of his or her investment and has a net worth (exclusive of home, home furnishings, personal automobiles and the amount to be invested in these shares) of at least five (5) times the total purchase price of the shares subscribed for by the investor.

Investors will be required to make certain representations and to satisfy certain other standards and conditions, which are set forth in a Confidential Prospective Purchaser Questionnaire and Subscription Agreement (annexed hereto as Exhibits B and C, respectively) that must be executed by all investors in this offering.

The suitability standards referred to above are minimum requirements; the satisfaction of such standards does not mean that an investment in the Company is a suitable investment for an investor.  In addition, we may revoke the offer made and refuse to sell any common shares to a prospective investor for any other reason whatsoever, even if such investor returns a Confidential Prospective Purchaser Questionnaire and Subscription Agreement containing appropriate representations.

SUBSCRIPTION PROCEDURES

In order to subscribe for the common shares, each prospective investor will be required to deliver the subscription price, made payable to “Comp Services Inc.” in United States dollars, by check or wire transfer in accordance with our instructions. In addition, the prospective investor must complete, execute and deliver the following to us:

•
A signature page that will evidence such prospective investors’ execution of a Subscription Agreement. This document includes certain responsibilities by such investor relating to such investor’s subscription; and

•	A completed and executed Confidential Prospective Purchase Questionnaire.

FURTHER INFORMATION

A prospective investor remitting the purchase price by wire transfer should first contact us to receive proper wire instructions to make necessary arrangements for such wire.

Subscription agreements are not binding on us until accepted by us. We reserve the right to reject, in whole or in part, in our sole discretion, any lesser number of common shares than the number for which a prospective investor has subscribed. If we reject all or a portion of any subscription, we will mail the subscriber a check for all, or the appropriate portion of, the amount submitted with such subscriber’s subscription, without interest or deduction there from.

The statements contained in this memorandum constitute only a brief summary of certain provisions of the documents referred to and the transactions contemplated. The statements contained in this document do not purport to be a complete description of every term and condition of such documents and are qualified in their entirety by reference to such documents. As with any summary, some details and exceptions have been omitted. If any of the statements made in this document are in conflict with any of the terms of any of such documents, the terms of such documents will govern. Reference is made to the actual documents for a complete understanding of what they contain. Copies of all documents in connection with the transaction described in this memorandum are either enclosed or are available for inspection at our offices.  Each prospective investor and his advisor are invited and encouraged to ask us questions with respect to the terms and conditions of the offering and our business and request additional information necessary to verify information in this memorandum. We will seek to provide answers and such information to the extent possessed or obtainable without unreasonable effort or expense. Offerees may be required to execute non-disclosure agreements as a prerequisite to reviewing documents determined by us to contain proprietary, confidential or otherwise sensitive information. To obtain such information or to make arrangements to ask such questions of us, prospective investors should contact us at 626- 975- 0027.

SUBSCRIPTION AGREEMENT

To:          Comp Services, Inc.
414 S. Almansor St.
Alhambra, CA 91801

Dear Sir or Madam:

1.    Subscription.

The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Comp Services Inc., a Nevada Corporation (the “Company”), the number of shares set forth on the Signature Page at the end of this Subscription Agreement (the “Agreement”) at a purchase price of $0.05 per share with a minimum investment of at least $500, upon the terms and conditions hereinafter set forth. This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement and in the Confidential Private Placement Memorandum dated as of February 1, 2012.

The undersigned is delivering (i) the subscription payment made payable to Comp Services, Inc. (ii) two executed copies of the Signature page at the end of this Agreement, and (iii) one executed copy of Purchaser Questionnaire for Individuals (if appropriate), attached hereto as Exhibit II, to:

Comp Services, Inc.
414 S. Almansor St.
Alhambra, CA 91801

The undersigned understands that the Common Stock is being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Regulation D Rule 506, or Regulation S of such Securities Act. As such, the Common Stock is only being offered and sold to investors who qualify as “accredited investors," and a limited number of sophisticated investors, and persons who are not “US persons” as defined in Regulation S under the Securities Act. The Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited, sophisticated, or non “US person” investor. The shares of Common Stock are "restricted securities" for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

2.    Acceptance of Subscription.

The Offering will be open until the earlier to occur of (i) February 1, 2012; or (ii) the sale of all of the common shares offered, unless extended by us for up to an additional 90 day period, in our sole discretion.

Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3.    Memorandum.

The purchaser hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum dated February 1, 2012 (as, the “Memorandum”).

4.    Representations and Warranties.

4.1. The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum. The Company is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b) At the date of the closing, the outstanding capital stock of the Company will consist of 5,000,000 shares of common stock, par value $0.05 per share. Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except, as may be described in the Memorandum. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be described in the Memorandum.

(c) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets except as may be described in the Memorandum or such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

(d) The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree except as may be described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(e) The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the shares in the Offering.

(f) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares, except such filings and consents as may be required and have been or at the closing will have been made or obtained under the laws of the United States federal and state securities laws.

(g) The execution, delivery and performance of this Agreement and the issuance of the Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(h) The Shares issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Memorandum and in this Agreement, will be validly issued, fully paid and non-assessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

(i) The Memorandum and this Agreement do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Memorandum.

4.2. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an "Accredited Investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement.
(b) The undersigned is a “Sophisticated Investor” as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

(c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such subscriber's net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Company will not exceed 25% of such subscriber's joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

(d) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(e) The undersigned has received, read carefully and is familiar with this Agreement and the Memorandum.

(f) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(g) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

(h) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(i) The undersigned acknowledges that no market for the Common Stock presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(j) The undersigned has been advised by the Company that none of the Common Stock has been registered under the Securities Act, that the Common Stock will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(k) The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Common Stock. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Common Stock shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Common Stock is registered under the Securities Act, it being understood that the Common Stock are not currently registered for sale and that the Company has no obligation or intention to so register the Common Stock, except as contemplated by the terms of this Agreement or (ii) such Common Stock is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Common Stock), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Common Stock.

(l) The undersigned acknowledges that the Common Stock shall be subject to a stop transfer order and the certificate or certificates evidencing any Common Stock shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Common Stock and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR. APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(m) The undersigned will acquire the Common Stock for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by 'he entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(n) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

(II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Common Stock or of the Company's activities.

(o) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

(p) The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(q) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(r) The undersigned understands that the net; proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

(s) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

(t) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Common Stock.

(u) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Common Stock and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

5.    Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Memorandum or this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.    Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

7.    Additional Information.

The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

8.    Irrevocability; Binding Effect.

The purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

9.    Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

10.    Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

11.    Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

12.    Entire Agreement.

This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

13.    Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.
14.    Assignability.
This Subscription Agreement is not transferable or assignable by the Purchaser.

15.    Applicable Law.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as applied to residents of that State executing contracts wholly to be performed in that State.

16.    Choice of Jurisdiction.
The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of Nevada. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the State of Nevada.

IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase shares in the Company.

Number of Shares Subscribed at $0.05 per Share:  ___________________________________

Aggregate Purchase Price: $ ____________________________________________________

Type of ownership:	____________	Individual
	____________	Joint Tenants
	____________	Tenants by the Entirety
	____________	Tenants in Common
	____________	Subscribing as Corporation or Partnership
	____________	Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature

Page this __________  day of _________________________, 201_.

Exact Name in which Shares are to be Registered	Exact Name in which Shares are to be Registered

Signature	Signature

Print Name	Print Name

Tax Identification Number Or Social Security Number	Tax Identification Number Or Social Security Number

Mailing Address	Mailing Address

Residence Phone Number	Residence Phone Number

Work Phone Number	Work Phone Number

E-Mail Address	E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

COMP SERVICES INC. hereby accepts the subscription of ________________Shares as of the ____________day of _________________, 201_.

COMP SERVICES, INC.

By:       ___________________________________________________________________

Name:  ___________________________________________________________________

Title:     ___________________________________________________________________

Exhibit I to Subscription Agreement

DEFINITION OF "ACCREDITED INVESTOR"
WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(i) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)  any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)  any of the directors or executive officers of the Company;

(v)  any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of investment in the Common Stock, exceeds $250,000;

(vi) any natural person who had an individual income in excess of $250,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

(vii) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(viii)  any entity in which all of the equity owners are accredited investors.

Exhibit II to Subscription Agreement

PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of this Questionnaire.

Shares of Comp Services Inc., a Nevada Corporation (the "Company'), are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D or Regulation S of the Securities and Exchange Commission, and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Act or a “sophisticated investor” as defined in Rule 506 under the Act, your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:

Comp Services Inc.
414 S. Almansor St.
Alhambra, CA 91801

Please contact the Company at626- 975- 0027, if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.           General Information:

Name:  ________________________________

Date of Birth:  ______________________________

Residence Address:  _______________________________________________________________

Business Address:  ________________________________________________________________

Home Telephone No.: ______________________________________________________________

Business Telephone No:  ____________________________________________________________

E-mail Address:  ___________________________________________________________________

Preferred Mailing Address: ________ Business    or _________   Home (check one)

Social Security Number:  ____________________________________________________________

Marital Status:  ____________________________________________________________________

II.           Financial Condition:

1.           Did your individual annual income during each of 2008 and 2009 exceed $250,000 and do you reasonably expect your individual annual income during 2010 to exceed $250,000?
Yes _______                                No _______

2.           Did your joint (with spouse) annual income during each of 2008 and 2009 exceed $300,000 and do you reasonably expect your individual annual income during 2010 to exceed $300,000?
Yes _______                                No _______

3.           Does your individual or joint net worth exceed $250,000?
Yes _______                                No _______

By signing this Questionnaire I hereby confirm the following statements:

(a)  I am aware that the offering of Common Stock will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b)  I acknowledge that any delivery to me of the Memorandum relating to the Shares of Common Stock prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum to the Company upon request.

(c)  My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date: ________________

_______________________________________________
(Printed Name)

Place:  ____________________________________

__________________________________________
(Signature)

__________________________________________
(Printed Name of Joint Subscriber)